As filed with the Securities and Exchange Commission on November 9, 2007

Registration No. 333-146837

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Comverge, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	3822	22-3543611
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(973) 884-5970

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Robert M. Chiste

President and Chief Executive Officer

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(973) 884-5970

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a copy to:

Steven M. Tyndall, Esq. Fish & Richardson P.C. 111 Congress Avenue, Suite 810 Austin, Texas 78701 Telephone: (512) 226-8132 Facsimile: (512) 320-8935	Tracey A. Zaccone, Esq. King & Spalding LLP 1185 Avenue of the Americas New York, New York 10036 Telephone: (212) 556-2100 Facsimile: (212) 556-2222

Approximate date of commencement of proposed sale to the public:    As soon as practicable after this Registration Statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Common Stock, $0.001 par value per share	$287,765,075	$8,835

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the Securities Act of 1933, as amended.
(2)	The registrant previously paid a registration fee of $6,140 with respect common stock having a proposed maximum aggregate offering price of $200,000,000. The maximum aggregate offering price of the additional securities registered hereby (as stated in the registrants preliminary prospectus included in this Amendment No. 1 to the registration statement in Form S-1) is $87,765,075, and the registration fee payable in respect thereof is $2,694.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-1 of Comverge, Inc. (“Amendment No. 2”) does not relate to the contents of the preliminary prospectus contained in our Registration Statement on Form S-1, which is not amended hereby. Accordingly, this Amendment No. 2 does not include a copy of our preliminary prospectus. This Amendment No. 2 is being filed solely for the purpose of filing certain exhibits, as indicated on the exhibit index.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses to be paid by us in connection with the sale of the shares of common stock being registered hereby all of which shall be borne by the registrant. All amounts are estimates except for the SEC registration fee, the NASD filing fee and the Nasdaq Global Market listing fee.

Securities and Exchange Commission registration fee	$8,835
NASD filing fee	29,277
Accounting fees and expenses	355,000
Legal fees and expenses	350,000
Printing and engraving expenses	250,000
Transfer agent and registrar fees and expenses	5,000
Miscellaneous	25,000

Total	$1,023,112

Item 14.	Indemnification of Directors and Officers.

We are a Delaware corporation. Section 145 of the General Corporation Law of the State of Delaware authorizes us to indemnity under certain circumstances current or former directors, officers employees or agents in connection with actions, suits or proceedings, by reason of the fact that the person is or was a director, officer, employee or agent, against expenses and liabilities actually and reasonably incurred in such actions, suits or proceedings so long as they acted in good faith and in a manner the person reasonable believed to be in, or not opposed to, the best interests of the company, and with respect to any criminal action if they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of such corporation, however, indemnification is generally limited to attorneys’ fees and other expenses actually and reasonably incurred and is not available if such person is adjudged to be liable to such corporation unless the court determines that indemnification is appropriate.

As permitted by Delaware law, our certificate of incorporation includes a provision that eliminates the personal liability of our directors to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	under section 174 of the General Corporation Law of the State of Delaware regarding unlawful dividends and stock purchases; or

•	for any transaction for which the director derived an improper personal benefit.

As permitted by Delaware law, our certificate of incorporation provides that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law.

As permitted by Delaware law, our bylaws provide that:

•	we may indemnify our other employees and agents, subject to very limited exceptions;

•

we are required to advance expenses (including without limitation, attorneys’ fees), as incurred, to our directors and officers in connection with a legal proceeding, subject to very limited exceptions; and

•	the rights conferred in our bylaws are not exclusive.

The indemnification provisions in our certificate of incorporation and bylaws may be sufficiently broad to permit indemnification of our directors and officers for liabilities arising under the Securities Act.

Under Delaware law, corporations also have the power to purchase and maintain insurance for directors, officers, employees and agents. Our bylaws empower the board of directors to purchase and maintain insurance on behalf of our officers and directors. Prior to the closing of the offering, it is contemplated that Comverge and its subsidiaries will be covered by liability insurance policies which indemnify their directors and officers against loss arising from claims by reason of their legal liability for acts as such directors, officers, or trustees, subject to limitations and conditions as set forth in the policies.

The section of the prospectus entitled “Management—Indemnification Agreements” briefly discusses the terms of the indemnification agreements that we have entered into with our directors and executive officers and is incorporated herein by reference.

The foregoing discussion of our certificate of incorporation, bylaws, indemnification agreements, and Delaware law is not intended to be exhaustive and is qualified in its entirety by such certificate of incorporation, bylaws, indemnification agreements, or law.

Reference is made to Item 17 of our undertakings with respect to liabilities arising under the Securities Act. Reference is also made to the form of underwriting agreement to be filed as Exhibit 1.1 to this registration statement for the indemnification agreements between us and the underwriters.

Item 15.	Recent Sales of Unregistered Securities.

The following is a description of all securities that the registrant has sold within the past three years without registration under the Securities Act:

(1) In April 2003, the registrant sold to accredited investors (i) 2,639,029 shares of its Series A Convertible Preferred Stock (“Series A Preferred”) for $11,000,000 and (ii) 360,763 shares of its Series A-1 Convertible Preferred Stock for $2,000,000. In September 2003, the registrant sold to accredited investors 479,823 shares of its Series A Preferred for $2,000,000. In October 2003, the registrant sold to accredited investors 1,358,823 shares of its Series A Preferred for $5,663,000. In December 2003, the registrant sold to an accredited investor 18,038 shares of its Series A-2 Convertible Preferred Stock for $100,000.

(2) In March 2004, the registrant sold to accredited investors 727,898 shares of its Series A Preferred for $3,034,000. In October 2004, the registrant sold to accredited investors 2,820,439 shares of its Series B Convertible Preferred Stock (“Series B Preferred”) for $13,633,000. As a part of the Series B Preferred transaction, the registrant issued 46,399 shares of its common stock for no monetary consideration to one of the investors.

(3) In June 2005, the registrant entered into a $4.0 million subordinated convertible loan agreement with Partners for Growth, L.P. The lender may convert the principal amount of the convertible debt into Series B Preferred at a price of $7.24 per share. In addition, in the event of a prepayment of the principal amount of the convertible debt, the lender has been provided a non-detachable warrant to purchase 551,693 shares of the Series B Preferred for $7.24 per share. The warrant is exercisable only if the registrant prepays the convertible debt. The warrant expires upon the earliest to occur of June 7, 2010 or the conversion of any portion of the debt outstanding under the loan and security agreement into shares of the registrant’s capital stock pursuant to the terms of such agreement.

(4) In February 2006, the registrant sold to accredited investors 529,000 shares of its Series C Convertible Preferred Stock (“Series C Preferred”) for $5,290,000. In March 2006, the registrant sold to an accredited investor 21,000 shares of its Series C Preferred for $210,000.

(5) In February 2006, Air Products and Chemicals, Inc., an accredited investor in the registrant’s Series C Preferred Stock, entered into a strategic marketing and development agreement with the registrant. As part of the agreement, the registrant issued a warrant to the investor to purchase 250,000 shares of the registrant’s Series C Preferred for $15.00 per share. The warrant is exercisable only if the holder meets certain defined performance milestones under the agreement, as specified in the warrant. The warrant expires upon the earlier to occur of August 12, 2008, or the closing of a change of control as defined in the warrant.

(6) In 2003, the registrant issued to directors, officers and employees options to purchase 639,400 shares of common stock with per share exercise prices of $2.40, and has issued 672 shares of common stock upon exercise of such options.

(7) In 2004, the registrant issued to directors, officers and employees options to purchase 490,262 shares of common stock with per share exercise prices ranging from $0.58 to $2.40, and has issued 127,121 shares of common stock upon exercise of such options.

(8) In 2005, the registrant issued to directors, officers and employees options to purchase 467,253 shares of common stock with per share exercise prices ranging from $0.58 to $0.80, and has issued 35,293 shares of common stock upon exercise of such options. In addition, the registrant issued 125,000 shares of restricted common stock to executive officers, all of which have vested.

(9) In 2006, the registrant issued to directors, officers and employees options to purchase 758,640 shares of common stock with per share exercise prices ranging from $0.82 to $10.88 and has issued 50,646 shares of common stock upon exercise of such options. In addition, the registrant issued 3,868 shares of restricted common stock to one of its directors, which vest over four years.

(10) On July 23, 2007, in connection with the acquisition of the Enerwise Group, the registrant issued to the former stockholders of Enerwise Global Technologies, Inc.: (i) 1,279,545 shares of its common stock and (ii) subordinated convertible promissory notes in the original aggregate principal amount of $17,000,000, which are convertible into an aggregate of up to 508,373 shares of our common stock at a conversion price of $33.44, bear interest at a rate of 5.5% per annum and will mature on April 1, 2009. In addition, the registrant issued 191,183 shares of its common stock into escrow pursuant to the agreement and plan of merger and an escrow agreement, which are subject to adjustment in accordance with the terms of those agreements.

(11) On September 29, 2007, in connection with the acquisition Public Energy Solutions and its related entities, issued to the former equityholders of such entities: (i) 34,129 shares of its common stock and (ii) subordinated convertible promissory notes in the original aggregate principal amount of $3,000,000, which are convertible into an aggregate of up to 74,386 shares of our common stock at a conversion price of $40.33, bear interest at a rate of 5.5% per annum and will mature on March 29, 2009. In addition, the registrant issued 204,777 shares of its common stock into escrow pursuant to the equity purchase agreement and an escrow agreement, which are subject to adjustment in accordance with the terms of those agreements.

The issuance of securities described in paragraphs (1) through (5), (10) and (11) above were exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the Securities Act of 1933 as transactions by an issuer not involving any public offering. The purchasers of the securities in these transactions represented that they were accredited investors or qualified institutional buyers and they were acquiring the securities for investment only and not with a view toward the public sale or distribution thereof. Such purchasers received written disclosures that the securities had not been registered under the Securities Act of 1933 and that any resale must be made pursuant to a registration statement or an available exemption from registration. All purchasers either received adequate access, through their relationship with the registrant, to financial statement or non-financial statement information about the registrant or had adequate access, through their relationship with the registrant, to financial statement or non-financial statement information about the registrant. The sale of these securities was made without general solicitation or advertising.

The issuances of securities described in paragraphs (6) through (9) above were exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) and Rule 701 of the Securities Act of 1933 pursuant to compensatory benefit plans approved by the registrant’s board of directors.

Item	16. Exhibits and Financial Statement Schedules.

(a) The following exhibits are filed herewith:

Number		Exhibit Title

1.1	*	Form of Underwriting Agreement.

2.1		Agreement of Plan of Merger by and among Comverge Eagle, Inc., Comverge, Inc., Enerwise Global Technologies, Inc., and the Stockholder Representatives, dated June 27, 2007 (Filed as Exhibit 2.1 to Current Report on Form 8-K (SEC File No. 001-33399), filed on June 28, 2007, and incorporated by reference herein).

2.2		Equity Purchase Agreement by and among Comverge Giants, Inc., Comverge, Inc., Keith Hartman and Lori Hartman, dated September 29, 2007 (Filed as Exhibit 2.2 to Current Report on Form 8-K (SEC File No. 001-33399), filed on October 8, 2007, and incorporated by reference herein).

3.1		Fifth Amended and Restated Certificate of Incorporation of Comverge, Inc. (Filed as Exhibit 3.1 to Current Report on Form 8-K (SEC File No. 001-33399), filed April 18, 2007, and incorporated by reference herein.

3.2		Second Amended and Restated Bylaws of Comverge, Inc. (Filed as Exhibit 3.2 to Current Report on Form 8-K (SEC File No. 001-33399), filed April 18, 2007, and incorporated by reference herein.

4.1		Specimen Common Stock Certificate (Filed as Exhibit 4.1 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

4.2		Warrant to Purchase Series C Preferred Stock of Comverge, Inc., dated February 14, 2006, issued by Comverge, Inc. to Air Products and Chemicals, Inc. (Filed as Exhibit 4.3 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

4.3		Amended and Restated Warrant, dated April 4, 2007, issued by Comverge, Inc. to Partners for Growth, L.P. (Filed as Exhibit 4.5 to Amendment No. 8 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 5, 2007, and incorporated by reference herein).

4.4		Amended and Restated Warrant to Purchase Series C Preferred Stock of Comverge, Inc., dated April 4, 2007, issued by Comverge, Inc. to Air Products and Chemicals, Inc. (Filed as Exhibit 4.6 to Amendment No. 9 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 8, 2007, and incorporated by reference herein).

5.1	*	Opinion of Fish & Richardson P.C.

10.1	♦	Advanced Energy Management Agreement, dated September 16, 1996, between Gulf Power Company, Inc. and Comverge, Inc. (as assignee), including Amendment No. 1, dated September 20, 1996, Amendment No. 2, dated September 3, 1998, Amendment No. 3, dated August 19, 1999, Amendment No. 4, dated October 12, 2000, Amendment No. 5, dated March 15, 2004, Amendment No. 6, dated July 13, 2004, and Amendment No. 7, dated January 1, 2006 (Filed as Exhibit 10.1 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

Number		Exhibit Title

10.2	♦	Contract, dated March 26, 2003, between PacifiCorp and Comverge Technologies, Inc., including Change Order Nos. 1, 2 and 3 (Filed as Exhibit 10.2 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.3	♦	Demand Response Capacity Delivery Agreement, dated October 6, 2003, between San Diego Gas & Electric Company and Comverge, Inc., including First Amendment, dated November 16, 2004 and Application Service Provider Agreement, dated June 15, 2005 (Filed as Exhibit 10.3 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.4	♦	Agreement for Supplemental Installed Capacity Southwest Connecticut, dated April 13, 2004, between ISO New England Inc. and Comverge, Inc. (Filed as Exhibit 10.4 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.5		Agreement for Supplemental Installed Capacity Southwest Connecticut, dated June 1, 2004, between ISO New England Inc. and Comverge, Inc. (as assignee) (Filed as Exhibit 10.5 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.6	♦	Purchase Contract, dated November 16, 2004, between the City of Austin and Comverge, Inc., including Amendment No. 1, dated October 12, 2005 (Filed as Exhibit 10.6 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.7		Loan and Security Agreement, dated April 7, 2003 between Silicon Valley Bank and Comverge, Inc., including Amendment, dated September 10, 2003, Loan Modification, dated May 19, 2004, Loan Modification, dated September 24, 2004, Fourth Amendment, dated October 25, 2005, and Fifth Amendment, dated January 9, 2006. (Filed as Exhibit 10.7 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.8		Loan and Security Agreement, dated June 8, 2005, between Partners for Growth, L.P. and Comverge, Inc. (Filed as Exhibit 10.8 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.9		Lease, Equipment and Office Services Agreement, dated October 1, 1999, as amended, between Decision Systems Israel Ltd. and PowerCom Control Systems Ltd. (Filed as Exhibit 10.9 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.10	♦	Strategic Marketing and Development Agreement, dated February 14, 2006, between Comverge, Inc. and Air Products and Chemicals, Inc. (Filed as Exhibit 10.10 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.11	♦	Supply Agreement, dated September 27, 2004, by and between Comverge, Inc. and Telco Solutions III, LLC. (Filed as Exhibit 10.11 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.12	♦	Restated Communicating Thermostat Co-Development and Supply Agreement, dated July 1, 2005, between the White-Rodgers division of Emerson Electric Co. and Comverge, Inc. (Filed as Exhibit 10.12 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

Number		Exhibit Title

10.13	†	Form of Stock Option Agreement under the Comverge, Inc. 2000 Stock Option Plan. (Filed as Exhibit 10.13 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.14	†	Form of Notice of Stock Option Grant under the Comverge Technologies, Inc. 2000 Stock Option Plan. (Filed as Exhibit 10.14 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.15	†	Comverge Technologies, Inc. Notice of Anti-Dilution Stock Option Grant, dated November 13, 2001, issued to Frank A. Magnotti. (Filed as Exhibit 10.15 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.16	†	Option Agreement, dated September 1, 2001, between Comverge, Inc. and Robert M. Chiste. (Filed as Exhibit 10.16 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.17	†	Form of Comverge Stock Issuance Agreement. (Filed as Exhibit 10.17 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.18	†	Comverge, Inc. 2006 Long-Term Incentive Plan. (Filed as Exhibit 10.9 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein). (Filed as Exhibit 10.18 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.19	†	Form of Nonqualified Stock Option Agreement under the Comverge, Inc. 2006 Long-Term Incentive Plan. (Filed as Exhibit 10.19 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.20	†	Form of Restricted Stock Grant Agreement under the Comverge, Inc. 2006 Long-Term Incentive Plan. (Filed as Exhibit 10.20 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.21	†	Form of Indemnification Agreement between Comverge, Inc. and each of the directors and executive officers thereof. (Filed as Exhibit 10.21 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.22	†	2006 Bonus Plans for Executive Officers. (Filed as Exhibit 10.22 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.23	†	Employment Agreement, dated September 1, 2001, between Comverge, Inc. and Robert M. Chiste. (Filed as Exhibit 10.23 to Amendment No. 3 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on January 3, 2007, and incorporated by reference herein).

Number		Exhibit Title

10.24		Sixth Amendment to Loan and Security Agreement, dated January 11, 2007, between Silicon Valley Bank and Comverge, Inc. (Filed as Exhibit 10.28 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.25		Letter Agreement, dated January 10, 2007, between Partners for Growth, L.P. and Comverge, Inc. (Filed as Exhibit 10.29 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.26		Credit Agreement, dated January 18, 2007, among Alternative Energy Resources, Inc., the other credit parties signatory thereto, the lenders signatory thereto and General Electric Capital Corporation (Filed as Exhibit 10.30 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.27	†	Comverge, Inc. Non-Employee Director Compensation (Filed as Exhibit 10.31 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.28		Second Amendment, dated January 19, 2007, between San Diego Gas & Electric Company and Alternative Energy Resources, Inc. (Filed as Exhibit 10.32 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.29	♦	Demand Response Capacity Delivery Agreement, dated January 31, 2007, between the Public Service Company of New Mexico and Comverge, Inc. (Filed as Exhibit 10.33 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.30	♦	Demand Response Purchase Agreement, dated February 23, 2007, between Pacific Gas and Electric Company and Alternative Energy Resources, Inc. (Filed as Exhibit 10.34 to Amendment No. 5 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on March 5, 2007, and incorporated by reference herein).

10.31		Loan Modification Agreement, dated April 4, 2007, between Partners for Growth, L.P., Comverge, Inc. and Comverge 6D, Inc. (Filed as Exhibit 10.36 to Amendment No. 8 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 5, 2007, and incorporated by reference herein).

10.32		Amendment No. 1 to Strategic Development and Marketing Agreement, dated April 4, 2007, between Air Products and Chemicals, Inc. and Comverge, Inc. (Filed as Exhibit 10.37 to Amendment No. 9 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 9, 2007, and incorporated by reference herein).

Number		Exhibit Title

10.33	♦	Delivered Demand Reduction Agreement, between Comverge, Inc. and Nevada Power Company, dated as of May 2, 2007 (Filed as Exhibit 10.38 to our Quarterly Report on Form 10-Q (SEC File No. 001-333999) filed on August 14, 2007, and incorporated by reference herein).

10.34	♦	Direct Land Control Delivery Agreement, between The Connecticut Light and Power Company and Alternative Energy Resources, Inc., dated as of October 4, 2007 (Filed as Exhibit 10.1 to our Current Report on Form 8-K/A (SEC File No. 000-33399) filed on October 19, 2007, and incorporated by reference herein).

10.35	♦	Demand Response Resource Purchase Agreement, between Alternative Energy Resources, Inc. and Southern California Edison Company, dated as of October 16, 2007 (Filed as Exhibit 10.1 to our Current Report on Form 8-K (SEC File No. 000-33399) filed on October 19, 2007, and incorporated by reference herein).

10.36	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and Frank A. Magnotti, dated October 11, 2007.

10.37	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and Edward G. Myszka, dated October 11, 2007.

10.38	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and Michael D. Picchi, dated October 11, 2007.

10.39	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and T. Wayne Wren, dated October 11, 2007.

10.40	++†	First Amendment to Employment Agreement, between Comverge, Inc. and Robert M. Chiste, dated October 11, 2007.

10.41	++†	Amended and Restated 2006 Long-term Incentive Plan of Comverge, Inc.

10.42	++	Amended and Restated Registration Rights Agreement, between Comverge, Inc. and certain stockholders, dated October 16, 2007.

10.43	++	Form of Subordinated Convertible Promissory Note issued to the former stockholders of Enerwise Global Technologies, Inc. on July 23, 2007

10.44	++	Form of Subordinated Convertible Promissory Note issued to the former equityholders of Public Energy Solution, on September 29, 2007

10.45	++†	Executive Employment Agreement by and between Comverge, Inc. and Dean Musser dated June 27, 2007.

21.1	++	Subsidiaries of Comverge, Inc.

23.1	++	Consent of PricewaterhouseCoopers LLP

23.2	++	Consent of PricewaterhouseCoopers LLP

23.3	++	Consent of PricewaterhouseCoopers LLP

23.4	*	Consent of Fish & Richardson P.C. (see Exhibit 5.1)

24.1	++	Powers of Attorney (included on signature page)

*	Filed herewith.
++	Previously filed.
†	Management contract or compensatory plan or arrangement.
♦	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.

(b) Financial Statement Schedules.

Schedule II – Valuation and Qualifying Accounts is included on F-33. All other schedules for which provision is made in the applicable accounting regulations of the SEC are omitted because they are not required, are not applicable or the information is included in the financial statements or notes thereto.

Item 17.	Undertakings.

The undersigned Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 14 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

The undersigned Registrant hereby undertakes that, for the purpose of determining liability under the Securities Act to any purchaser, if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date that it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of a registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or a prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

The undersigned Registrant hereby undertakes that, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering, containing material information about the undersigned registrant or its securities, provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of East Hanover, State of New Jersey, on November 9, 2007.

COMVERGE, INC.

By:	/s/ Robert M. Chiste
Name:	Robert M. Chiste
Title:	Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on November 9, 2007.

Signature	Title

/s/ Robert M. Chiste Robert M. Chiste	Chairman of the Board, Chief Executive Officer, President and Director (Principal Executive Officer)

/s/ Michael D. Picchi Michael D. Picchi	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* William J. Grealis	Director

* Robert F. McCullough	Director

* John A. Moore	Director

* Scott B. Ungerer	Director

* R. Blake Young	Director

* Nora Mead Brownell	Director

*By:	/s/ Michael D. Picchi
Michael D. Picchi Attorney-in-Fact

EXHIBIT INDEX

Number		Exhibit Title

1.1	*	Form of Underwriting Agreement.

2.1		Agreement of Plan of Merger by and among Comverge Eagle, Inc., Comverge, Inc., Enerwise Global Technologies, Inc., and the Stockholder Representatives, dated June 27, 2007 (Filed as Exhibit 2.1 to Current Report on Form 8-K (SEC File No. 001-3339), filed on June 28, 2007, and incorporated by reference herein).

2.2		Equity Purchase Agreement by and among Comverge Giants, Inc., Comverge, Inc., Keith Hartman and Lori Hartman, dated September 29, 2007 (Filed as Exhibit 2.2 to Current Report on Form 8-K (SEC File No. 001-33399), filed on October 8, 2007, and incorporated by reference herein).

3.1		Fifth Amended and Restated Certificate of Incorporation of Comverge, Inc. (Filed as Exhibit 3.1 to Current Report on Form 8-K (SEC File No. 001-33399), filed on October 8, 2007, and incorporated by reference herein).

3.2		Second Amended and Restated Bylaws of Comverge, Inc. (Filed as Exhibit 3.2 to Current Report on Form 8-K (SEC File No. 001-33399), filed on October 8, 2007, and incorporated by reference herein).

4.1		Specimen Common Stock Certificate (Filed as Exhibit 4.1 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

4.2		Warrant to Purchase Series C Preferred Stock of Comverge, Inc., dated February 14, 2006, issued by Comverge, Inc. to Air Products and Chemicals, Inc. (Filed as Exhibit 4.3 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

4.3		Amended and Restated Warrant, dated April 4, 2007, issued by Comverge, Inc. to Partners for Growth, L.P. (Filed as Exhibit 4.5 to Amendment No. 8 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 5, 2007, and incorporated by reference herein).

4.4		Amended and Restated Warrant to Purchase Series C Preferred Stock of Comverge, Inc., dated April 4, 2007, issued by Comverge, Inc. to Air Products and Chemicals, Inc. (Filed as Exhibit 4.6 to Amendment No. 9 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 8, 2007, and incorporated by reference herein).

5.1	*	Opinion of Fish & Richardson P.C.

10.1	♦	Advanced Energy Management Agreement, dated September 16, 1996, between Gulf Power Company, Inc. and Comverge, Inc. (as assignee), including Amendment No. 1, dated September 20, 1996, Amendment No. 2, dated September 3, 1998, Amendment No. 3, dated August 19, 1999, Amendment No. 4, dated October 12, 2000, Amendment No. 5, dated March 15, 2004, Amendment No. 6, dated July 13, 2004, and Amendment No. 7, dated January 1, 2006 (Filed as Exhibit 10.1 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.2	♦	Contract, dated March 26, 2003, between PacifiCorp and Comverge Technologies, Inc., including Change Order Nos. 1, 2 and 3 (Filed as Exhibit 10.2 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

Number		Exhibit Title

10.3	♦	Demand Response Capacity Delivery Agreement, dated October 6, 2003, between San Diego Gas & Electric Company and Comverge, Inc., including First Amendment, dated November 16, 2004 and Application Service Provider Agreement, dated June 15, 2005 (Filed as Exhibit 10.3 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.4	♦	Agreement for Supplemental Installed Capacity Southwest Connecticut, dated April 13, 2004, between ISO New England Inc. and Comverge, Inc. (Filed as Exhibit 10.4 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.5		Agreement for Supplemental Installed Capacity Southwest Connecticut, dated June 1, 2004, between ISO New England Inc. and Comverge, Inc. (as assignee) (Filed as Exhibit 10.5 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.6	♦	Purchase Contract, dated November 16, 2004, between the City of Austin and Comverge, Inc., including Amendment No. 1, dated October 12, 2005 (Filed as Exhibit 10.6 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.7		Loan and Security Agreement, dated April 7, 2003 between Silicon Valley Bank and Comverge, Inc., including Amendment, dated September 10, 2003, Loan Modification, dated May 19, 2004, Loan Modification, dated September 24, 2004, Fourth Amendment, dated October 25, 2005, and Fifth Amendment, dated January 9, 2006. (Filed as Exhibit 10.7 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.8		Loan and Security Agreement, dated June 8, 2005, between Partners for Growth, L.P. and Comverge, Inc. (Filed as Exhibit 10.8 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.9		Lease, Equipment and Office Services Agreement, dated October 1, 1999, as amended, between Decision Systems Israel Ltd. and PowerCom Control Systems Ltd. (Filed as Exhibit 10.9 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.10	♦	Strategic Marketing and Development Agreement, dated February 14, 2006, between Comverge, Inc. and Air Products and Chemicals, Inc. (Filed as Exhibit 10.10 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.11	♦	Supply Agreement, dated September 27, 2004, by and between Comverge, Inc. and Telco Solutions III, LLC. (Filed as Exhibit 10.11 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.12	♦	Restated Communicating Thermostat Co-Development and Supply Agreement, dated July 1, 2005, between the White-Rodgers division of Emerson Electric Co. and Comverge, Inc. (Filed as Exhibit 10.12 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.13	†	Form of Stock Option Agreement under the Comverge, Inc. 2000 Stock Option Plan. (Filed as Exhibit 10.13 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

Number		Exhibit Title

10.14	†	Form of Notice of Stock Option Grant under the Comverge Technologies, Inc. 2000 Stock Option Plan. (Filed as Exhibit 10.14 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.15	†	Comverge Technologies, Inc. Notice of Anti-Dilution Stock Option Grant, dated November 13, 2001, issued to Frank A. Magnotti. (Filed as Exhibit 10.15 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.16	†	Option Agreement, dated September 1, 2001, between Comverge, Inc. and Robert M. Chiste. (Filed as Exhibit 10.16 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.17	†	Form of Comverge Stock Issuance Agreement. (Filed as Exhibit 10.17 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.18	†	Comverge, Inc. 2006 Long-Term Incentive Plan. (Filed as Exhibit 10.9 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein). (Filed as Exhibit 10.18 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.19	†	Form of Nonqualified Stock Option Agreement under the Comverge, Inc. 2006 Long-Term Incentive Plan. (Filed as Exhibit 10.19 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.20	†	Form of Restricted Stock Grant Agreement under the Comverge, Inc. 2006 Long-Term Incentive Plan. (Filed as Exhibit 10.20 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.21	†	Form of Indemnification Agreement between Comverge, Inc. and each of the directors and executive officers thereof. (Filed as Exhibit 10.21 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.22	†	2006 Bonus Plans for Executive Officers. (Filed as Exhibit 10.22 to our Registration Statement on Form S-1 (SEC File No. 333-137813), filed on October 5, 2006, and incorporated by reference herein).

10.23	†	Employment Agreement, dated September 1, 2001, between Comverge, Inc. and Robert M. Chiste. (Filed as Exhibit 10.23 to Amendment No. 3 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on January 3, 2007, and incorporated by reference herein).

Number		Exhibit Title

10.24		Sixth Amendment to Loan and Security Agreement, dated January 11, 2007, between Silicon Valley Bank and Comverge, Inc. (Filed as Exhibit 10.28 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.25		Letter Agreement, dated January 10, 2007, between Partners for Growth, L.P. and Comverge, Inc. (Filed as Exhibit 10.29 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.26		Credit Agreement, dated January 18, 2007, among Alternative Energy Resources, Inc., the other credit parties signatory thereto, the lenders signatory thereto and General Electric Capital Corporation (Filed as Exhibit 10.30 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.27	†	Comverge, Inc. Non-Employee Director Compensation (Filed as Exhibit 10.31 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.28		Second Amendment, dated January 19, 2007, between San Diego Gas & Electric Company and Alternative Energy Resources, Inc. (Filed as Exhibit 10.32 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.29	♦	Demand Response Capacity Delivery Agreement, dated January 31, 2007, between the Public Service Company of New Mexico and Comverge, Inc. (Filed as Exhibit 10.33 to Amendment No. 4 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on February 8, 2007, and incorporated by reference herein).

10.30	♦	Demand Response Purchase Agreement, dated February 23, 2007, between Pacific Gas and Electric Company and Alternative Energy Resources, Inc. (Filed as Exhibit 10.34 to Amendment No. 5 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on March 5, 2007, and incorporated by reference herein).

10.31		Loan Modification Agreement, dated April 4, 2007, between Partners for Growth, L.P., Comverge, Inc. and Comverge 6D, Inc. (Filed as Exhibit 10.36 to Amendment No. 8 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 5, 2007, and incorporated by reference herein).

10.32		Amendment No. 1 to Strategic Development and Marketing Agreement, dated April 4, 2007, between Air Products and Chemicals, Inc. and Comverge, Inc. (Filed as Exhibit 10.37 to Amendment No. 9 to our Registration Statement on Form S-1/A (SEC File No. 333-137813), filed on April 9, 2007, and incorporated by reference herein).

Number		Exhibit Title

10.33	♦	Delivered Demand Reduction Agreement, between Comverge, Inc. and Nevada Power Company, dated as of May 2, 2007 (Filed as Exhibit 10.38 to our Quarterly Report on Form 10-Q (SEC File No. 001-333999) filed on August 14, 2007, and incorporated by reference herein).

10.34	♦	Direct Land Control Delivery Agreement, between The Connecticut Light and Power Company and Alternative Energy Resources, Inc., dated as of October 4, 2007 (Filed as Exhibit 10.1 to our Current Report on Form 8-K/A (SEC File No. 000-33399) filed on October 19, 2007, and incorporated by reference herein).

10.35	♦	Demand Response Resource Purchase Agreement, between Alternative Energy Resources, Inc. and Southern California Edison Company, dated as of October 16, 2007 (Filed as Exhibit 10.1 to our Current Report on Form 8-K (SEC File No. 000-33399) filed on October 19, 2007, and incorporated by reference herein).

10.36	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and Frank A. Magnotti, dated October 11, 2007.

10.37	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and Edward G. Myszka, dated October 11, 2007.

10.38	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and Michael D. Picchi, dated October 11, 2007.

10.39	++†	Amended and Restated Executive Employment Agreement, between Comverge, Inc. and T. Wayne Wren, dated October 11, 2007.

10.40	++†	First Amendment to Employment Agreement, between Comverge, Inc. and Robert M. Chiste, dated October 11, 2007.

10.41	++†	Amended and Restated 2006 Long-term Incentive Plan of Comverge, Inc.

10.42	++	Amended and Restated Registration Rights Agreement, between Comverge, Inc. and certain stockholders, dated October 16, 2007.

10.43	++	Form of Subordinated Convertible Promissory Note issued to the former stockholders of Enerwise Global Technologies, Inc. on July 23, 2007

10.44	++	Form of Subordinated Convertible Promissory Note issued to the former equityholders of Public Energy Solution, on September 29, 2007

10.45	++†	Executive Employment Agreement by and between Comverge, Inc. and Dean Musser dated June 27, 2007.

21.1	++	Subsidiaries of Comverge, Inc.

23.1	++	Consent of PricewaterhouseCoopers LLP

23.2	++	Consent of PricewaterhouseCoopers LLP

23.3	++	Consent of PricewaterhouseCoopers LLP

23.4	*	Consent of Fish & Richardson P.C. (see Exhibit 5.1)

24.1	++	Powers of Attorney (included on signature page)

*	Filed herewith.
++	Previously filed.
†	Management contract or compensatory plan or arrangement.
♦	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.